UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Backstop Agreement

On November 9, 2023, Groupon, Inc. (the “Company”) entered into a binding backstop agreement (the “Backstop Agreement”) with Pale Fire Capital SICAV a.s. (the “Backstop Party”), an entity affiliated with Dusan Senkypl, the Company’s Interim Chief Executive Officer and a member of the Company’s Board of Directors (the “Board”) (“Senkypl”) and Jan Barta, a member of the Board ("Barta"), in connection with the Company’s announced $80.0 million fully backstopped rights offering (the “Rights Offering”). Pursuant to the Rights Offering, the Company will distribute to all eligible holders of record as of November 20, 2023, at no cost and on a pro rata basis, non-transferable subscription rights to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a subscription price of $11.30 per share.

Pursuant to the terms of the Backstop Agreement and subject to the satisfaction of certain conditions thereunder, the Backstop Party has committed to (i) fully exercise its basic subscription rights on or prior to January 17, 2024, the expiration date of the Rights Offering (the “Expiration Date”), and (ii) fully purchase any and all unsubscribed shares in the Rights Offering following the Expiration Date (the “Remaining Shares”) (clauses (i) and (ii) collectively, the “Backstop Commitment”) at a price of $11.30 per share and on the same terms and conditions as other rights holders. The Remaining Shares will be issued to the Backstop Party in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder. The Backstop Party is entitled to customary registration rights, including demand and piggyback rights, in respect of the Remaining Shares. Other than reimbursement of legal and other fees by the Company in an amount not to exceed $100,000, the Backstop Party is not entitled to any additional fees or consideration in connection with the Backstop Commitment.

The Backstop Agreement contains customary representations from the Company, on the one hand, and from the Backstop Party on the other hand. The Backstop Agreement also contains customary warranties, covenants and agreements by the Company and the Backstop Party, and indemnification obligations of the Company and the Backstop Party, including for liabilities under the Securities Act.

The closing of the purchase of the Remaining Shares is subject to certain closing conditions, including completion of the Rights Offering and clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable. In addition, the obligation of each party under the Backstop Agreement to consummate the Backstop Commitment is conditioned upon, among other things, the accuracy of the representations and warranties of the other party (subject to certain customary exceptions), and material compliance by the other party with its covenants under the Backstop Agreement.

The Backstop Agreement contains termination rights for the Company and the Backstop Party, including that it may be terminated, subject to the full terms and conditions of the Backstop Agreement, upon the earliest to occur of: (i) such date and time as the Rights Offering is validly terminated in accordance with its terms without being consummated; (ii) upon the mutual written agreement of the parties or (iii) upon written notice by the Backstop Party if the Rights Offering is not consummated by February 15, 2024.

The foregoing description of the Backstop Agreement does not purport to be complete and is subject to and is qualified in its entirety by reference to the Backstop Agreement, a copy of which is attached to this Current Report as Exhibit 10.1 and is incorporated by reference herein.

Amended and Restated Standstill Agreement

Concurrently with the execution of the Backstop Agreement, the Company, the Backstop Party, Pale Fire Capital SE, Senkypl and Barta (together with Senkypl, the Backstop Party and Pale Fire Capital SE, the “Pale Fire Parties”) amended and restated that certain Standstill Agreement, dated March 30, 2023, by and among the Company and the Pale Fire Parties (the “Existing Standstill Agreement”, as amended and restated, the “Amended and Restated Standstill Agreement”) to (i) modify the termination date thereunder from the earlier to occur of (a) forty-five days following the date on which Senkypl shall cease to serve for any reason as interim chief executive officer or chief executive officer of the Company, and (b) March 30, 2024 (clauses (a) and (b) collectively, the “Prior Termination Construct”), to December 31, 2024 and (ii) exclude any and all shares of Common Stock purchased by the Pale Fire Parties in the Rights Offering or as a result of the satisfaction of the Backstop Commitment and the exercise of their over-subscription privileges, if applicable, from the Pale Fire Parties’ existing 25% beneficial ownership limitation thereunder (the existing 25% beneficial ownership limitation, the “25% Beneficial Ownership Limitation”). In addition, under the Amended and Restated Standstill Agreement, the Company determined to irrevocably nominate each of Senkypl and Barta for re-election as members of the Board at the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). Other than the replacement of the Prior Termination Construct with a fixed December

31, 2024 termination date, the exclusion of any and all shares of Common Stock acquired by the Pale Fire Parties in the Rights Offering or as a result of the satisfaction of the Backstop Commitment and the exercise of their over-subscription privileges, if applicable, from the 25% Beneficial Ownership Limitation, and the irrevocable nomination of Senkypl and Barta for re-election as members of the Board at the 2024 Annual Meeting, the terms of the Amended and Restated Standstill Agreement generally remain unchanged from the Existing Standstill Agreement.

The foregoing description of the Amended and Restated Standstill Agreement does not purport to be complete and is subject to and is qualified in its entirety by reference to the Amended and Restated Standstill Agreement, a copy of which is attached to this Current Report as Exhibit 10.2 and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent applicable, the disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Backstop Agreement” with respect to the Remaining Shares is incorporated by reference in this Item 3.02. The Remaining Shares to be issued pursuant to the Backstop Agreement will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations regarding the proposed Rights Offering and the Backstop Commitment.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include prevailing market conditions, the Company’s ability to launch the Rights Offering as expected, whether stockholders of record will exercise their rights to purchase common stock and the amount subscribed, and whether the Company will be able to successfully complete the Rights Offering and the Backstop Commitment, in addition to (without limitation):the Company’s ability to execute, and achieve the expected benefits of, the Company’s go-forward strategy; execution of the Company’s business and marketing strategies; volatility in the Company’s operating results; challenges arising from the Company’s international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which the Company operates and geopolitical instability resulting from the conflict in Ukraine and conflict in the Middle East; global economic uncertainty, including as a result of inflationary pressures, ongoing impacts from the COVID-19 pandemic and labor and supply chain challenges; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in the Company’s industry; providing a strong mobile experience for the Company’s customers; managing refund risks; retaining and attracting members of the Company’s executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; the Company’s reliance on email, internet search engines and mobile application marketplaces to drive traffic to the Company’s marketplace; cybersecurity breaches; maintaining and improving the Company’s information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting the Company’s intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, other privacy-related laws and regulations of the Internet and e-commerce; classification of the Company’s independent contractors, agency workers or employees; the Company’s ability to remediate its material weakness over internal control over financial reporting; risks relating to information or content published or made available on the Company’s websites or service offerings the Company makes available; exposure to greater than anticipated tax liabilities; adoption of tax laws; the Company’s ability to use its tax attributes; impacts if the Company becomes subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; the Company’s ability to raise additional capital, if necessary; the Company’s ability to continue as a going concern; risks related to the Company’s access to capital and outstanding indebtedness; risks related to the Company’s common stock, including volatility in the stock price; the Company’s ability to realize the anticipated benefits from the capped call transactions relating to its 1.125% Convertible Senior Notes due 2026; difficulties, delays or the inability to successfully complete all or part of the previously announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Part II, Item 1A. Risk Factors of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, September 30, 2023 and the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.
10.1	Backstop Agreement, dated November 9, 2023, by and between Groupon, Inc. and Pale Fire Capital SICAV a.s.
10.2	Amended and Restated Standstill Agreement, dated November 9, 2023, by and among Groupon, Inc., Pale Fire Capital SE, Pale Fire Capital SICAV a.s., Dusan Senkypl and Jan Barta.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: November 13, 2023
By: /s/ Jiri Ponrt Name: Jiri Ponrt Title: Chief Financial Officer